Exhibit 21

Entity Name	Domestic State	Foreign Qualification
AF Motors, L.L.C.	DE	FL
ANL, L.P.	DE	FL
Asbury ANT, LLC	DE	MD
Asbury Arlington MB, LLC	DE	TX
Asbury ART, LLC	DE	VA
Asbury Atlanta AC L.L.C.	DE	GA
Asbury Atlanta AU L.L.C.	DE	GA
Asbury Atlanta BM L.L.C.	DE	GA
Asbury Atlanta CHEV, LLC	DE	GA
Asbury Atlanta Hon L.L.C.	DE	GA
Asbury Atlanta Hund L.L.C.	DE	GA
Asbury Atlanta Inf L.L.C.	DE	GA
Asbury Atlanta Infiniti L.L.C.	DE	GA
Asbury Atlanta Jaguar L.L.C.	DE	GA
Asbury Atlanta K L.L.C.	DE	GA
Asbury Atlanta Lex L.L.C.	DE	GA
Asbury Atlanta Toy 2 L.L.C.	DE	GA
Asbury Atlanta Toy L.L.C.	DE	GA
Asbury Atlanta VB L.L.C.	DE	GA
Asbury Auburn G, LLC	DE	MA
Asbury Auburn H, LLC	DE	MA
Asbury Auburn T, LLC	DE	MA
Asbury Aurora Toy, LLC	DE	CO
Asbury Automotive Atlanta II L.L.C.	DE	GA
Asbury Automotive Atlanta L.L.C.	DE	GA
Asbury Automotive Brandon, L.P.	DE	FL
Asbury Automotive Deland, L.L.C.	DE	FL
Asbury Automotive Group L.L.C.	DE	CT, FL, WI
Asbury Automotive Group, Inc.	DE	AR, AZ, CA, FL, GA, ID, NC, NM, PA, TX, UT, VA
Asbury Automotive Jacksonville GP L.L.C.	DE	FL
Asbury Automotive Jacksonville, L.P.	DE	FL
Asbury Automotive Management L.L.C.	DE	GA
Asbury Automotive North Carolina Dealership Holdings L.L.C.	DE	NC
Asbury Automotive North Carolina L.L.C.	DE	NC, SC, VA
Asbury Automotive North Carolina Management L.L.C.	DE	NC
Asbury Automotive North Carolina Real Estate Holdings L.L.C.	DE	NC, SC, VA
Asbury Automotive St. Louis II L.L.C.	DE	MO
Asbury Automotive St. Louis, L.L.C.	DE	MO
Asbury Automotive Tampa GP L.L.C.	DE	FL
Asbury Automotive Tampa, L.P.	DE	FL
Asbury Automotive Texas L.L.C.	DE	TX
Asbury Automotive Texas Real Estate Holdings L.L.C.	DE	TX
Asbury Automotive West, LLC	DE	CO

Asbury Baltimore F, LLC	DE	MD
Asbury BMB, LLC	DE	MA
Asbury Boston Exotics, LLC	DE	MA
Asbury Boston HON, LLC	DE	MA
Asbury Boston JLR, LLC	DE	MA
Asbury Boston POR, LLC	DE	MA
Asbury Boston T, LLC	DE	MA
Asbury Boston V, LLC	DE	MA
Asbury Braintree F, LLC	DE	MA
Asbury Brookline AU, LLC	DE	MA
Asbury Burlington AU, LLC	DE	MA
Asbury Burlington HON, LLC	DE	MA
Asbury Burlington K, LLC	DE	MA
Asbury Burlington POR, LLC	DE	MA
Asbury Catonsville M, LLC	DE	MD
Asbury Clarksville CBG, LLC	DE	MD
Asbury CO CDJR, LLC	DE	CO
Asbury CO GEN, LLC	DE	CO
Asbury CO HG, LLC	DE	CO
Asbury CO LEX, LLC	DE	CO
Asbury CO SUB, LLC	DE	CO
Asbury Dallas MB, LLC	DE	TX
Asbury Dallas POR, LLC	DE	TX
Asbury Dallas VOL, LLC	DE	TX
Asbury Danvers CDJRF, LLC	DE	MA
Asbury Danvers Chevrolet, LLC	DE	MA
Asbury Deland Hund, LLC	DE	FL
Asbury Deland Imports 2, L.L.C.	DE	FL
Asbury DFW JLR, LLC	DE	TX
Asbury Easton T, LLC	DE	MD
Asbury FCF, LLC	DE	VA
Asbury Fort Worth MB, LLC	DE	TX
Asbury Ft. Worth Ford, LLC	DE	TX
Asbury Georgia TOY, LLC	DE	GA
Asbury Greeley SUB, LLC	DE	CO
Asbury IN CBG, LLC	DE	IN
Asbury IN CDJ, LLC	DE	IN
Asbury IN CHEV, LLC	DE	IN
Asbury IN FORD, LLC	DE	IN
Asbury IN HON, LLC	DE	IN
Asbury IN TOY, LLC	DE	IN
Asbury Indy Chev, LLC	DE	IN
Asbury Jax AC, LLC	DE	FL
Asbury Jax Ford, LLC	DE	FL
Asbury Jax Holdings, L.P.	DE	FL
Asbury Jax Hon L.L.C.	DE	FL
Asbury Jax Management L.L.C.	DE	FL

Asbury Lakewood Chev, LLC	DE	CO
Asbury Lakewood Toy, LLC	DE	CO
Asbury Littleton JLR, LLC	DE	CO
Asbury Littleton Por, LLC	DE	CO
Asbury Longmont Hund, LLC	DE	CO
Asbury Lynnfield Cadillac, LLC	DE	MA
Asbury Lynnfield M, LLC	DE	MA
Asbury Management Services, LLC	DE	AL, AZ, CA, CO, CT, DC, FL, GA, ID, IL, IN, MA, MD, ME, MN, MO, NC, NE, NH, NM, NV, NY, OK, OR, PA, RI, SC, TN, TX, UT, VA, WV, WY
Asbury MBM, LLC	DE	VA
Asbury Mid-Atlantic, LLC	DE	MD, VA
Asbury Millbury CDJRF, LLC	DE	MA
Asbury Millbury Mar, LLC	DE	MA
Asbury Noblesville CDJR, LLC	DE	IN
Asbury North Atlantic, LLC	DE
Asbury Norwood LNC, LLC	DE	MA
Asbury Norwood V, LLC	DE	MA
Asbury OMK, LLC	DE	MD
Asbury Plano LEX, LLC	DE	TX
Asbury Risk Services, LLC	DE
Asbury SC JPV L.L.C.	DE	SC
Asbury SC Toy L.L.C.	DE	SC
Asbury Seekonk HON, LLC	DE	MA
Asbury Sharon LEX, LLC	DE	MA
Asbury South Carolina Real Estate Holdings L.L.C.	DE	SC
Asbury St. Louis Lex L.L.C.	DE	MO
Asbury St. Louis LR L.L.C.	DE	MO
Asbury St. Louis M L.L.C.	DE	MO
Asbury Sterling F, LLC	DE	VA
Asbury Sudbury B, LLC	DE	MA
Asbury Sudbury LR, LLC	DE	MA
Asbury Sudbury M, LLC	DE	MA
Asbury Tampa Management L.L.C.	DE	FL
Asbury TX Auction, LLC	DE	TX
Asbury Tysons CBG, LLC	DE	VA
Asbury Tysons CDJR, LLC	DE	VA
Asbury Tysons T, LLC	DE	VA
Asbury Warwick Cadillac, LLC	DE	RI
Asbury Warwick MAR, LLC	DE	RI
Asbury Westborough F, LLC	DE	MA
Asbury Westborough IN, LLC	DE	MA
Asbury Westminster T, LLC	DE	MD
Asbury Wilmington L, LLC	DE
Asbury WMC, LLC	DE	MD

Asbury WMV, LLC	DE	MD
Asbury Woodbridge BG, LLC	DE	VA
Asbury Woodbridge F, LLC	DE	VA
Asbury Woodbridge H, LLC	DE	VA
Asbury Woodbridge K, LLC	DE	VA
Asbury-Deland Imports, L.L.C.	DE	FL
Atlanta Real Estate Holdings L.L.C.	DE	GA, MA
Avenues Motors, Ltd.	FL
BFP Motors L.L.C.	DE	FL
C & O Properties, Ltd.	FL
CFP Motors L.L.C.	DE	FL
CH Motors L.L.C.	DE	FL
CHO Partnership, Ltd.	FL
CN Motors L.L.C.	DE	FL
Coggin Automotive Corp.	FL
Coggin Cars L.L.C.	DE	FL
Coggin Chevrolet L.L.C.	DE	FL
Coggin Management, L.P.	DE	FL
Crown Acura/Nissan, LLC	NC
Crown CHH L.L.C.	DE	NC
Crown FDO L.L.C.	DE	NC
Crown FFO L.L.C.	DE	NC
Crown GAC L.L.C.	DE	NC
Crown GBM L.L.C.	DE	NC
Crown GDO L.L.C.	DE	NC
Crown GHO L.L.C.	DE	NC
Crown GNI L.L.C.	DE	NC
Crown GVO L.L.C.	DE	NC
Crown Honda, LLC	NC
Crown RIA L.L.C.	DE	VA
Crown RIB L.L.C.	DE	VA
Crown SNI L.L.C.	DE	SC
CSA Imports L.L.C.	DE	FL
HFP Motors L.L.C.	DE	FL
KP Motors L.L.C.	DE	FL
Landcar Administration Company	UT	AZ, NM
Landcar Agency, Inc.	UT	AL, AZ, CA, CO, CT, DC, FL, GA, HI, ID, IN, LA, MA, MD, ME, MO, MT, NC, NH, NJ, NM, NV, OH, OK, OR, PA, RI, SC, TN, TX, VA, WA, WI, WY
Landcar Casualty Company	UT	AL, AZ, CA, CO, CT, DC, FL, GA, HI, IN, MA, MD, ME, MO, MT, NC, NH, NV, OH, OK, OR, PA, RI, SC, TN, TX, VA, WI, WY
Landcar GC, LLC	UT

Landcar Management, Ltd.	UT
Larry H. Miller Company - Bountiful, L.L.C.	UT
LHM ACD, LLC	UT	NM
LHM ACJ, LLC	UT	AZ
LHM ADR, LLC	UT	AZ
LHM ALH, LLC	UT	NM
LHM AMT, LLC	UT	NM
LHM ANI, LLC	UT	CO
LHM Auto GP Holdings, LLC	DE
LHM Auto Intermediate Holdings I, LLC	DE
LHM Auto Intermediate Holdings II, LLC	DE
LHM AVW, LLC	UT	AZ
LHM BCD, LLC	ID
LHM BSU, LLC	ID
LHM BUC, LLC	UT	ID
LHM CHV, LLC	UT
LHM Collision CSCO, LLC	UT	CO
LHM Collision OCC, LLC	UT
LHM CTO, LLC	UT	CA
LHM DCJ, LLC	UT	CO
LHM DDR, LLC	UT	CO
LHM DNI, LLC	UT	CO
LHM FLT, LLC	UT	TX
LHM HOB, LLC	ID
LHM HON, LLC	UT
LHM HYN, LLC	UT	AZ
LHM LCJ, LLC	UT
LHM LEX, LLC	UT
LHM LFO, LLC	UT	CO
LHM LMD, LLC	UT	AZ
LHM MBL, LLC	UT
LHM MFD, LLC	UT	AZ
LHM MNI, LLC	UT	AZ
LHM MUR, LLC	UT
LHM NHR, LLC	UT	CO
LHM PCD, LLC	UT
LHM PCH, LLC	UT
LHM Peoria GEN, LLC	DE	AZ
LHM PFL, LLC	UT
LHM PNX, LLC	UT	AZ
LHM QCH, LLC	UT	NM
LHM QCJ, LLC	UT	NM
LHM RCD, LLC	UT
LHM SAX, LLC	DE
LHM SCD, LLC	UT	AZ
LHM SFL, LLC	UT
LHM SFO, LLC	UT

LHM SHO, LLC	UT	WA
LHM SWH, LLC	UT	NM
LHM TCD, LLC	UT	CO
LHM TCJ, LLC	UT	AZ
LHM TDR, LLC	UT	AZ
LHM TSD, LLC	UT	CA
LHM TVW, LLC	UT	AZ
LHM UCN, LLC	UT
LHM UCO, LLC	UT
LHM UCS, LLC	UT
McDavid Austin-Acra L.L.C.	DE	TX
McDavid Frisco-Hon L.L.C.	DE	TX
McDavid Grande L.L.C.	DE	TX
McDavid Houston-Niss, L.L.C.	DE
McDavid Irving-Hon, L.L.C.	DE	TX
McDavid Plano-Acra, L.L.C.	DE	TX
Osborn/Miller Automotive, L.L.C.	UT	CO
Plano Lincoln-Mercury, Inc.	DE	TX
Precision Computer Services, Inc.	FL
Precision Enterprises Tampa, Inc.	FL
Precision Infiniti, Inc.	FL
Precision Motorcars, Inc.	FL
Precision Nissan, Inc.	FL
Q Automotive Cumming GA, LLC	DE	GA
Tampa Hund, L.P.	DE	FL
Tampa Kia, L.P.	DE	FL
Tampa LM, L.P.	DE
Tampa Mit, L.P.	DE
WMZ Motors, L.P.	DE
WTY Motors, L.P.	DE	FL